EXHIBIT 7

SIGMA TAU INTERNATIONAL S.A.

Société Anonyme

QUESTCOR PHARMACEUTICALS, INC. 3260 WHIPPLE ROAD UNION CITY, CALIFORNIA 94587	Proxy	2004 ANNUAL MEETING OF SHAREHOLDERS May 17, 2004

The undersigned hereby appoints and directs Albert Hansen or his designee(s), with full power of substitution, to act as attorneys and proxies of the undersigned, to vote all of the shares of the Common Stock of the Company which the undersigned is entitled to vote at the 2004 annual meeting of shareholders (the “Annual Meeting”) to be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104, and at any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present, upon and in respect of the following propositions and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Annual Meeting.

The signed Proxy will be voted as directed, but if no instructions are specified, this signed Proxy will be voted for the propositions stated. If any other business is presented at such meeting, this signed Proxy will be voted by those named in this Proxy in their best judgment.

1.	To elect Howard D. Palefsky and Albert Hansen as directors of the Company and to take any and all actions, including, but not limited to, cumulative voting of all the shares of the Company’s common stock which the undersigned is entitled to vote in such manner and discretion so as to ensure the election of such nominees as directors of the Company.

2.	To approve the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan, which provides 1,250,000 shares of the Company’s common stock to be authorized for formula grants of non-qualified stock options to non-employee directors of the Company.

FOR  ☐    AGAINST  ☒    ABSTAIN  ☐

3.	To ratify the Board of Directors selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR  ☒    AGAINST  ☐    ABSTAIN  ☐

Date: May 13, 2004	Sigma Tau International S.A. (formerly known as Sigma Tau Finance Holding S.A.)

	By	/s/ Luca Checchinato – Mr. Berniciqué Audia
	Name:	Mr. Luca Checchinato – Mr. Berniciqué Audia
	Title:	Directors

Shares owned: 8,152,597

Siège social: 18, Avenue de la Porte Neuve, L-2227 Luxembourg

R.C.S. Luxembourg: B 63.626

QUESTCOR PHARMACEUTICALS, INC. 3260 WHIPPLE ROAD UNION CITY, CALIFORNIA 94587	Proxy	2004 ANNUAL MEETING OF SHAREHOLDERS May 17, 2004

The undersigned hereby appoints and directs Albert Hansen or his designee(s), with full power of substitution, to act as attorneys and proxies of the undersigned, to vote all of the shares of the Common Stock of the Company which the undersigned is entitled to vote at the 2004 annual meeting of shareholders (the “Annual Meeting”) to be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104, and at any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present, upon and in respect of the following propositions and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Annual Meeting.

The signed Proxy will be voted as directed, but if no instructions are specified, this signed Proxy will be voted for the propositions stated. If any other business is presented at such meeting, this signed Proxy will be voted by those named in this Proxy in their best judgment.

1.	To elect Howard D. Palefsky and Albert Hansen as directors of the Company and to take any and all actions, including, but not limited to, cumulative voting of all the shares of the Company’s common stock which the undersigned is entitled to vote in such manner and discretion so as to ensure the election of such nominees as directors of the Company.

2.	To approve the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan, which provides for 1,250,000 shares of the Company’s common stock to be authorized for formula grants of non-qualified stock options to non-employee directors of the Company.

FOR  ☐    AGAINST  ☒    ABSTAIN  ☐

3.	To ratify the Board of Directors selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR  ☒    AGAINST  ☐    ABSTAIN  ☐

Date: May 13, 2004

/s/ Claudio Cavazza

Claudio Cavazza

Shares owned: 1,756,781

QUESTCOR PHARMACEUTICALS, INC. 3260 WHIPPLE ROAD UNION CITY, CALIFORNIA 94587	Proxy	2004 ANNUAL MEETING OF SHAREHOLDERS May 17, 2004

The undersigned hereby appoints and directs Albert Hansen or his designee(s), with full power of substitution, to act as attorneys and proxies of the undersigned, to vote all of the shares of the Common Stock of the Company which the undersigned is entitled to vote at the 2004 annual meeting of shareholders (the “Annual Meeting”) to be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104, and at any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present upon and in respect of the following propositions and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Annual Meeting.

The signed Proxy will be voted as directed, but if no instructions are specified, this signed Proxy will be voted for the propositions stated. If any other business is presented at such meeting, this signed Proxy will be voted by those named in this Proxy in their best judgment.

1.	To elect Howard D. Palefsky and Albert Hansen as directors of the Company and to take any and all actions, including, but not limited to, cumulative voting of all the shares of the Company’s common stock which the undersigned is entitled to vote in such manner and discretion so as to ensure the election of such nominees as directors of the Company.

2.	To approve the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan, which provides for 1,250,000 shares of the Company’s common stock to be authorized for formula grants of non-qualified stock options to non-employee directors of the Company.

FOR  ☐    AGAINST  ☒    ABSTAIN  ☐

3.	To ratify the Board of Directors selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR  ☒    AGAINST  ☐    ABSTAIN  ☐

Date: May 13, 2004

/s/ Paolo Cavazza

Paolo Cavazza

Shares owned: 1,756,782

QUESTCOR PHARMACEUTICALS, INC.	PROXY	2004 ANNUAL MEETING OF SHAREHOLDERS
3260 WHIPPLE ROAD UNION CITY,		May 17, 2004
CALIFORNIA 94587

The undersigned hereby appoints and directs Albert Hansen or his designee(s), with full power of substitution, to act as attorneys and proxies of the undersigned, to vote all of the shares of the Common Stock of the Company which the undersigned is entitled to vote at the 2004 annual meeting of shareholders (the “Annual Meeting”) to be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104, and at any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present, upon and in respect of the following propositions and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Annual Meeting.

The signed Proxy will be voted as directed, but if no instructions are specified, this signed Proxy will be voted for the propositions stated. If any other business is presented at such meeting, this signed Proxy will be voted by those named in this Proxy in their best judgment.

1.	To elect Howard D. Palefsky and Albert Hansen as directors of the Company and to take any and all actions, including, but not limited to, cumulative voting of all the shares of the Company’s common stock which the undersigned is entitled to vote in such manner and discretion so as to ensure the election of such nominees as directors of the Company.

2.	To approve the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan, which provides for 1,250,000 shares of the Company’s common stock to be authorized for formula grants of non-qualified stock options to non-employee directors of the Company.

FOR  ☐    AGAINST  ☒    ABSTAIN  ☐

3.	To ratify the Board of Directors selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR  ☒    AGAINST  ☐    ABSTAIN  ☐

Date: May 13, 2004

Defiante Farmaceutics L.D.A. (formerly known as Defiante Farmaceutics Unipessoal L.D.A)

By:	/s/ Raffaelc Sanguigni

Name:	Raffaelc Sanguigni
Title:	Director

Shares owned:  759,493